UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material under §240.14a‑12

CARE.COM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CARE.COM, INC.
77 Fourth Avenue
5th Floor
Waltham, Massachusetts 02451
SUPPLEMENT TO PROXY STATEMENT
FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS
June 13, 2016
This supplement to our Proxy Statement for the 2016 Annual Meeting of Stockholders to be held on Monday, June 13, 2016 is being furnished solely to correct certain information regarding the audit fees and total fees incurred to Ernst & Young LLP during the fiscal year ended December 26, 2015 as set forth on page 10 of the Proxy Statement under the heading "Principal Accountant Fees and Services." The table and accompanying notes appearing on page 10 of the Proxy Statement are restated below to include the corrected information.

	Year Ended
	December 26, 2015	December 27, 2014
Audit Fees(1)	$1,066,500	$1,241,860
Audit‑Related Fees(2)	-	-
Tax Fees(3)	65,500	102,000
All Other Fees(4)	1,820	2,300
Total Fees	$1,133,820	$1,346,160

(1)
Audit fees consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, consultations on accounting matters directly related to the audit and assistance with and review of documents filed with the SEC.

(2)	During the years ended December 27, 2014 and December 26, 2015, there were not audit-related fees.

(3)	Tax fees consist of aggregate fees for tax compliance, tax advice and tax planning services including the review and preparation of our federal and state income tax returns.

(4)
Consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above. These fees consisted of fees for access to Ernst & Young’s online accounting research tool.

Except as provided in this supplement to our Proxy Statement, the information provided in the Proxy Statement continues to apply.
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